Exhibit 10.18

 THIRD AMENDMENT
TO REVOLVING PROMISSORY NOTE

This Third Amendment to Revolving Promissory Note is executed effective January 31,2010, by INFINITY ENERGY RESOURCES, INC. ("Borrower"), a Delaware corporation, in favor of AMEGY BANK, N.A. ("Lender").

Recitals:

Borrower is legally obligated to pay a Revolving Promissory Note dated January 9, 2007, in the maximum principal amount of $50,000,000.00, executed by Borrower, and payable to the order of Lender, as amended by the First Amendment dated October 16, 2008 and the Second Amendment dated May 31, 2009 (as amended, the "Revolving Note"). The Revolving Note is governed by the Loan Agreement dated January 9, 2007, among Borrower, Lender, and Guarantors (as defined therein) (as amended, supplemented or otherwise modified and including each forbearance agreement with respect thereto, including without limitation the Fifth Forbearance Agreement dated the date hereof, among the Borrower, Lender and Guarantors, the "Loan Agreement"). The Revolving Note matured on January 31 , 2010 and Borrower has requested that Lender extend the Maturity Date in connection with the Fifth Forbearance Agreement as set forth below. Unless otherwise defined herein, capitalized terms herein have the meanings assigned in the Revolving Note.

Agreement:

For valuable consideration, including the funds previously advanced by Lender to Borrower under the Revolving Note, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender agree and stipulate as follows:

1. The recitals above are true and correct and form the basis for this amendment.

2. The Maturity Date of the Revolving Note is extended until 11 :00 a.m. (Houston, Texas time) on December 31,2011.

3. The Revolving Note will be due and payable as required by the Loan Agreement.

4. Except as specifically amended herein, the Revolving Note remains unchanged; and Borrower ratifies the Revolving Note, as amended. All liens and security interests securing payment of the Revolving Note are renewed and extended until the Revolving Note is paid in full.

THIS REVOLVING PROMISSORY NOTE, THE LOAN AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS EXECUTED BY BORROWER, LENDER OR ANY GUARANTOR REPRESENT THE FINAL AGREEMENT BETWEEN OR AMONG SUCH PARTIES, AS THE CASE MAY BE, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Executed effective on the date stated above.

INFINITY ENERGY RESOURCES, INC.

By:	/s/Stanton E. Ross
Name: Stanton E. Ross Title: President